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                                                                   EXHIBIT 10.55

Case No. FF-G-008
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                          TITLE XI FINANCIAL AGREEMENT

THIS TITLE XI FINANCIAL AGREEMENT (hereinafter, the "Financial Agreement"), dated October 19, 2001, is made and entered into by Omega Protein, Inc.,
      ----------------                              --------------------
(hereinafter, the "Borrower"), Omega Protein Corporation, (hereinafter, the
                               -------------------------
"Guarantor"),/1/ and the UNITED STATES OF AMERICA acting by and through the Secretary of Commerce, (hereinafter, the "Government"),

DEFINITIONS: All terms contained herein are defined in the Acknowledgment of Definitions executed by all parties to this transaction.

WHEREAS, heretofore, the Government, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, found at 46 USC Section. 1271 et seq., and 50 CFR 253, as amended by Public Law 104-297 on October 11, 1996, known as the Fisheries Finance Program (FFP), made, entered into, and delivered certain agreements and covenants, as contained in an approval and agreement letter (hereinafter, the "Approval Letter"), dated May 29, 2001, and such
                                                   ------------
Approval Letter has been accepted by the Borrower and the Guarantor. The Approval Letter contemplates a loan from the Government to the Borrower, in the amount of $1,900,000.00 . This transaction will be evidenced by the issuance of
          -------------
a Promissory Note to the United States of America by the Borrower, in the amount of $1,900,000.00, (hereinafter, the "Promissory Note") secured by the property
   -------------
listed in ARTICLES I and II, below; and

WHEREAS, the Borrower and Guarantor understand that the Government is unwilling to enter into the aforementioned transaction unless this Financial Agreement and related documents are executed by the Borrower and Guarantor. For that reason, the Borrower and Guarantor have agreed to execute and deliver this Financial Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower and Guarantor hereby agree to the following:

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/1/ In this agreement, use of the singular includes the plural and vice versa.
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                             ARTICLE I: COLLATERAL

The Collateral which the Borrower is giving to the Government in order to obtain this loan from the Government, includes all of the items listed below:

1. THE EQUIPMENT: The Borrower will provide to the Government security interests, evidenced by UCC filings, in the full amount of the Promissory Note, on all of the property described below (hereinafter, the "Equipment").

     All fisheries unloading, processing holding and distribution equipment of whatsoever nature, now or at any time in the future, together with all accessories, improvements, replacements, substitutions, or additions thereto, used for the Borrower's business on the properties which secure the Promissory Note and any other debt to the Government, or on any other Borrower's business premises at any other site at which the Borrower now conducts, or in the future may conduct, its operations and regardless of the Equipment's actual location at any given time. The Equipment shall include, but not be limited to: all forklifts, bobcats, cranes, pallet trucks, lift trucks, and other product or material movement equipment; all trailers, tanks, trucks, or other rolling stock; all fish unloading, transfer, and conveying equipment, all fish processing and fish weighing equipment; all cooling, refrigerating, freezing, and other fish holding equipment (blast freezers, plate freezers, coolers, or other refrigeration equipment); all fish packaging equipment; all fish baskets, totes, tanks, tubs, and other fish holding equipment; all ice makers; all hand and power tools; all inventory and product, subject to lien of credit line lender; and all office equipment--all together with all associated equipment, machinery, parts, tools, or other items of whatsoever nature and whether fixed or unfixed to the aforementioned properties securing the Promissory Note.

THIS EXCLUDES ONLY SUCH FIRST UCC SECURITY INTERESTS TO THIRD PARTIES as may be necessary and appropriate to secure credit from such parties for the specific purpose of purchasing specific equipment (hereinafter, the "Purchase-Money Equipment"). In such cases, the Borrower agrees to the following:

     (a) To give to the Government UCC security interests on the Purchase-Money Equipment second only to the first interests pledged to the lenders of the purchase money (hereinafter, the "Purchase-Money UCC security interests"); and

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Article I, COLLATERAL (continued)

     (b) That the amount secured by the Purchase-Money UCC security interests shall not exceed the specific purchase cost of said equipment; and

     (c) The term of the credit secured to buy the Purchase-Money Equipment (and likewise, the duration of the Purchase-Money UCC security interests) shall not exceed an ordinarily prudent commercial term; and

     (d) No other Equipment or rights shall be secured by the Purchase-Money UCC security interests; and

     (e) Upon full repayment of the amounts secured by the Purchase-Money Equipment, as reflected in the Purchase-Money UCC security interests, these interests shall be satisfied and the Government's second UCC security interest will ascend to first priority.

THE EQUIPMENT SHALL BE INVENTORIED sufficiently to describe with certainty in the security agreement and associated UCC filing. The inventory shall be valued by appraisers acceptable to the Government. The inventory and appraisals shall be at the Borrower's cost and paid before this loan is closed, unless this requirement is specifically waived by the Government.

THE UCC SECURITY AGREEMENT SHALL CONTAIN the following provisions:

     (a) That the Government may enter upon any premises where the Equipment may be located and marshal, secure, protect, and do all things necessary to preserve the Equipment immediately upon the Borrower's default, but before any judicial action regarding such default; and

     (b) Such other provisions as the Government deems necessary to accomplish the intent and purpose of the Approval Letter and otherwise protect its interest; and

     (c) Omega Protein, Inc., and Omega Protein Corporation, agree that none of these corporations will enter into any transaction or agreement with any party which will result in that party having a secured interest in the Equipment unless that party first enters into a written agreement, with provisions acceptable to the Government, that:

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Article I, COLLATERAL (continued)

     (i) Except for purchase money lien holders, recognize the Government's senior interest in, and sole rights to, the Equipment or proceeds of the Equipment's liquidation; and

     (ii) Agree not to interfere in any way with, but instead to cooperate in all reasonable ways with, the Government entering upon any property owned or leased by the Borrower in order to marshal, secure, protect, and do all things necessary to preserve the Equipment.

2. THE REAL PROPERTY includes:

     (a) A Deed of Trust in the full amount of the FFP Debt, on such property as more fully described in Exhibit A, attached hereto, owned by Borrower, together with all improvements thereon which comprise the Borrower's fisheries processing facility in Reedville, Virginia.

3. PREFERRED SHIP MORTGAGES:

     (a) A Preferred Ship Mortgage in the full amount of the FFP Debt, on the vessel RACCOON POINT, O.N. 532143.

     (b) A Preferred Ship Mortgage in the full amount of the FFP Debt, on the vessel SANDY POINT, O.N. 298617.

4. THE GUARANTEE: An unconditional guarantee of repayment of the FFP Debt will be given to the Government by Omega Protein Corporation.

                        ARTICLE II: ADDITIONAL COLLATERAL

1. INDIVIDUAL TRANSFERABLE QUOTAS: Should a limited fisheries access system be initiated at some future date under which the Borrower is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right, however characterized, of whatsoever nature) affecting, necessary for, or in any other way, however characterized, associated with any of the property included in the Collateral, the Borrower agrees to grant to the Government a full senior security interest in such allocation by whatsoever means deemed by the Government to be appropriate (including, but not limited to, the Borrower's execution of security agreements and the filing of financing statements under the UCC). Further, if the Borrower fails to do so, the Borrower agrees that the Government may use, for the Article II, ADDITIONAL COLLATERAL (continued)

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Article II, ADDITIONAL COLLATERAL (continued)

purpose of executing and otherwise perfecting whatever documents may be required to effect the grant to the Government of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the Government by ARTICLE IX of this agreement.

2. OTHER COLLATERAL: Any new, different, substitute or other collateral which may, from time to time, be provided by the Borrower or the Guarantor to the Government, will be subject to all of the covenants and provisions of all of the documents executed in connection with this transaction, including, but not limited to the Deed of Trust, Security Agreement, this Financial Agreement, the Promissory Note, the Approval Letter, and UCC security interests.

            ARTICLE III: GOVERNMENT'S PRIOR WRITTEN CONSENT REQUIRED

Without the prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, which consent will not unreasonably be withheld, (1) The Borrower, the Principals, or the Guaranteeing Company may not take any of the actions prohibited by the Approval Letter dated May 29, 2001; or
                                                                ------------
prohibited by any other of the loan documents.

                ARTICLE IV: BORROWER'S OBLIGATIONS AND COVENANTS

The Borrower shall be bound by and do, perform or discharge all of the following actions.

1. NOTICES TO THE GOVERNMENT: within ten (10) days of its occurrence, Borrower and the Guarantor must give the Government written notice of any of the following:

     (a) Any pending litigation, business reverse, casualty, loss, or any other matter which diminishes:

          (i) its ability to service any debt actually or contingently owed the Government; or

          (ii) its ability to perform any other duty or obligation owed the Government; or

          (iii) its ability to fully and faithfully perform any covenant with the Government; or

          (iv) the value of any property or other assets pledged to the Government; or

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Article IV, BORROWER'S OBLIGATIONS AND COVENANTS (continued)


          (v) the net worth of any party against whom the Government has recourse for this debt.

     (b) The institution of any suit against the Borrower which demands $50,000 or more; or the institution of any suit demanding $50,000 or more against any other person or entity that may adversely affect the Government's interest hereunder, in the Promissory Note or otherwise.

       ARTICLE V: FINANCIAL REPORTING TO AND INSPECTIONS BY THE GOVERNMENT

1. BORROWER AGREES TO PROVIDE THE GOVERNMENT WITHIN 20 DAYS FOLLOWING THE END OF EACH QUARTER of its tax or accounting years, a certified correct copy of:

     (a) a balance sheet; and

     (b) an income and expense statement for the preceding twelve months; and

     (c) an aging report of all receivables outstanding; and

     (d) an inventory report for all inventories maintained at the end of each year.

2. CERTIFICATION OF FINANCIAL INFORMATION: Borrower agrees that:

ANNUALLY: At the end of each fiscal year, said Article V, l(a) through (d) will be compiled by independent certified public accountants who are acceptable to the Government.

ALL ANNUAL financial reports required hereunder shall include a certification from the Borrower's Chief Financial Officer that either:

     (a) There has been no default, as provided by the security instruments, during the reporting period; or

     (b) There has been a default, as provided by said security instruments, during the reporting period. In this case the nature, extent, prospective consequences, and all other relevant details of such default shall be fully set forth in such certification.

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Article V, FINANCIAL REPORTING (continued)

3. INCOME TAX RETURNS: All tax returns shall be timely filed/2/ and an executed copy of Borrower's Federal Income Tax Return, along with all supporting schedules, must be delivered to the Government within 15 days of its filing or issuance. Borrower agrees to execute a consent and waiver, valid so long as Borrower owes a debt to the Government, which allows the Internal Revenue Service to release directly to the Government, Borrower's Federal Income Tax Returns, whenever the Government requests same./3/

4. BORROWER TO DELIVER ALL REQUIRED FINANCIAL STATEMENTS, notices, returns or reports to the Government's Southeast Regional Financial Services Branch. All financial statements shall be signed and delevered within 90 days closed of the fiscal or accounting year, or such quarter in such year, to which they relate.

5. METHOD OF BOOKKEEPING : Borrower will, at all times, keep proper books of account according to generally accepted accounting principles, including financial and operating statments that include schedules showing all compensation paid by the Borrower.

6. GOVERMENT INSPECTION: Permit the Goverment, or any representative selected by the Government,in such manner and at such times as the Government may require, to (a) make inspections and audits of any books, records, papers, or other documents/4/ of whatsoever nature in the custody and control of the Borrower, Guarantor, or any other entity, relating in any way to the financial or business condition or prospects of the Borrower, or Guarantor, including the making of copies thereof and extracts therefrom, and (b) make inspections and appraisals of any of the Borrower's or Guarantor's physical assets.

7. BORROWER TO PAY THE COST OF ALL SUCH INSPECTIONS: The cost of all such inspections, audits, or appraisals shall be initially paid by the Government, but the Borrower shall reimburse the Government for the full cost thereof within 30 days of the Government's demand and all such amounts disbursed by the Government for such purpose shall, until fully repaid by the Borrower, be added to the Borrower's Promissory Note to the Government (payable on demand) and shall earn interest at the same rate as the other principal of the Borrower's Promissory Note and shall be secured by the security instruments securing the Borrower's Promissory Note.

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/2/Timely filing shall include valid extensions filed with the Internal Revenue
Service.
/3/ Borrower agrees to execute IRS Form Nos. 4506 and 8821 or any other form necessary to implement the provisions of 26 USC Section.6103(c). Failure to do so constitutes an event of default.
/4/ Including but not limited to off-loading receipts, business transaction journals, etc.

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Article V, FINANCIAL REPORTING (continued)

8. GUARANTOR'S OBLIGATIONS: Paragraphs 1, 2, 3, 4, 5, and 6, above, of this
ARTICLE V, apply to the Guarantor, with the only exception being in Paragraph 4, the Guarantor has 120 days to deliver financial statements. Additionally, the Guarantor shall provide to the Government, at the end of each tax year, a certified correct copy of their Statement of Financial Condition, and if applicable their SEC-10K Report.

                       ARTICLE VI: VIRGINIA LAW TO GOVERN

To the extent not governed by the laws of the United States, all provisions of this Financial Agreement shall be construed, given effect, and enforced according to the laws of the Commonwealth of Virginia. With respect to any claim or proceeding relating to this Financial Agreement, the Borrower and Guarantor hereby consent to and subject themselves to the jurisdiction of the state and federal courts located in the Commonwealth of Virginia, and agree that the venue of any action or proceeding relating to this Financial Agreement shall lie exclusively in said state. The parties hereto acknowledge and agree, however, that in the event that an action to foreclose a real property mortgage and security agreement or deed of trust and security agreement is brought, it will be brought pursuant to the laws of the state where the real property is located and the parties hereto hereby consent to and subject themselves to the jurisdiction of the courts of said state.

                              ARTICLE VII: DEFAULT

1. THE OCCURRENCE OF ANY OF THE FOLLOWING CONSTITUTES AN EVENT OF DEFAULT:

     (a) ANY FAILURE TO OBSERVE, PERFORM, COMPLY WITH AND DISCHARGE ALL OF THE COVENANTS, CONDITIONS, AND OBLIGATIONS WHICH ARE IMPOSED ON:

          (i) BORROWER by the Approval Letter, dated May 29, 2001, this Title XI
                                                     ------------
          Financial Agreement, the Promissory Note, dated October 19, 2001, the
                                                          ----------------
          Deed of Trust dated October 19, 2001, the Preferred Ship Mortgage
                              ----------------
          dated October 19, 2001, and any other agreement or document executed
                ----------------
          in connection with this Financial Agreement and the Promissory Note, concurrently or otherwise, inclusive of amendments thereto, in connection with this Financial Agreement, or subsequent amendment or agreement, regardless of whether or not the Borrower shall

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Article VII, DEFAULT (CONTINUED)

          be a party to said agreement or document, and such default shall continue for fifteen (15) days; or

          (ii) ANY GUARANTOR by any Guaranty Agreement, whether or not the Borrower is party to said agreement; or

     (b)  ANY FAILURE TO PAY OR MAKE PAYMENTS ON:

          (i) INTEREST ON THE PROMISSORY NOTE when and as the same shall become due and payable as therein provided; or

          (ii) PRINCIPAL ON THE PROMISSORY NOTE when and as the same shall become due and payable, whether at maturity, by notice of acceleration, or otherwise; or

     (c)  FINANCIAL EVENTS:

          (i) Borrower makes a general assignment for the benefit of the Borrower's creditors; or

          (ii) Borrower loses the right to do business, by forfeiture or otherwise; or

          (iii) A receiver or receivers of any kind whatsoever, whether appointed or not, in admiralty, bankruptcy law, common law, or equity proceedings, and whether temporary or permanent, shall be appointed for property of the Borrower; or

          (iv) PETITION OR OTHER PROCEEDING OR ACTION IN BANKRUPTCY, regarding the BORROWER, is filed by the BORROWER or by creditors of the BORROWER; however, no proceeding or action in bankruptcy filed against BORROWER by its creditors shall constitute an event of default under the Financial Agreement unless such proceeding or action has not been dismissed within 60 days of filing. ALL PARTIES TO THIS AGREEMENT ACKNOWLEDGE AND UNDERSTAND THAT IN THE EVENT THAT A PETITION IN BANKRUPTCY IS FILED BY ANY PARTY OR AN INVOLUNTARY BANKRUPTCY PETITION FILED BY A THIRD PARTY IS NOT DISMISSED WITHIN 60 DAYS OF FILING, THAT THE FOLLOWING EVENT WILL OCCUR:

               1. THE GOVERNMENT WILL IMMEDIATELY ACCELERATE THE ENTIRE AMOUNT OUTSTANDING AND DEMAND IMMEDIATE PAYMENT THEREOF; AND

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Article VII, DEFAULT (CONTINUED)

               2. ANY VESSEL THAT SECURES, IN WHOLE OR IN PART, THE SUM OWED THE GOVERNMENT WILL RETURN TO PORT AND NOT DEPART UNLESS ORDERED BY THE BANKRUPTCY COURT.

     (d) FAILURE TO MAINTAIN ANY OF THE INSURANCE COVERAGE as outlined in Paragraph 4: Insurance Requirements, found on pages 14 and 15 of the Approval Letter.

     (e) A MISREPRESENTATION OR UNDISCLOSED FACT, deemed material by the Government, made or omitted in any application, agreement, affidavit, or other document, submitted in connection with this transaction, on behalf of, or for the benefit of, or by the Borrower; or

     (f) INSTITUTION OF ANY SUIT AGAINST THE BORROWER or others deemed by the Government to affect adversely its interest hereunder, in the Promissory Note or otherwise;

2. UPON OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWER AGREES, ACKNOWLEDGES AND CONSENTS TO the Government, within its authority or discretion, to take any or all of the following steps, measures or actions, including but not limited to:

     (a) Declare the Promissory Note to be due and payable immediately and upon such declaration the entire principal of and interest on the Promissory Note, and any other sums owed to the Government, shall become and be immediately due and payable, and thereafter shall bear interest at eighteen percent (18%) per annum unless such would violate applicable usury laws, if any, in which case, the maximum legal rate permitted by applicable laws shall prevail; provided, however, that if the Borrower shall have removed and remedied each Event of Default within fifteen (15) days after the occurrence thereof, then in every such case, the Government shall waive any such Event of Default; but no such waiver shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon; and provided, further, that if at any time after the expiration of fifteen (15) days after any Event of Default shall have occurred, all Events of Default shall have been remedied and removed and full performance made by the Borrower to the satisfaction of the Government and all installments of principal and interest in arrears (including interest at the rate per annum, as aforesaid) and the reasonable charges and expenses, if any, of the Government, its agents and attorneys, shall have been paid (including interest at the rate per annum, as aforesaid), then and in every such case the Government may, in its

                                       10
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Article VII, Default (continued)

     discretion, waive any such Event of Default; and provided, also, that no waiver hereunder shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon;

     (b) BRING SUIT IN COURT OF COMPETENT JURISDICTION, at the discretion of the Government, to obtain judgment for any and all amounts due under the Promissory Note, or otherwise hereunder, and collect the same out of any and all collateral of the Borrower; and/or

     (c) FORECLOSE THE REAL ESTATE MORTGAGES AND SECURITY AGREEMENTS AND/OR PREFERRED SHIP MORTGAGE AND SELL any real and/or personal property which secures the FFP Debt; and/or in the case of a Vessel, retake the Vessel without legal process wherever the same may be found, and the Borrower or other person in possession, forthwith upon demand of the Government, shall immediately surrender to the Government possession of the Vessel, and, without being responsible for loss or damage, the Government may hold, lay-up, lease, charter, operate, or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging against all receipts from the use of the Vessel, or from the sale thereof by court proceeding or pursuant to subsection (e) below, all costs, expenses, charges, damages, or losses by reason of such use; and if at any time the Government shall avail itself of the right herein given it to retake the Vessel and shall retake it, the Government shall have the right to dock the Vessel for a reasonable time at any dock, pier, or other premises of the Borrower without charge, or to dock it at any other place at the cost and expense of the Borrower; IT IS EXPRESSLY UNDERSTOOD AND AGREED TO BY THE BORROWER THAT SURRENDER OF THE VESSEL UNDER THIS SECTION MUST BE AND WILL BE IMMEDIATE AND IN ACCORDANCE WITH THE DIRECTIONS OF THE GOVERNMENT. FAILURE OF THE BORROWER TO IMMEDIATELY COMPLY WITH THE GOVERNMENT'S DEMAND FOR SURRENDER OF THE VESSEL WILL CAUSE THE POSSESSION OF THE VESSEL BY THE BORROWER (INCLUDING, BUT NOT LIMITED TO, POSSESSION AND CONTROL OF THE VESSEL BY A MASTER OR CREW MEMBER ON BOARD THE VESSEL) TO BE UNLAWFUL AND TO CONSTITUTE A CONVERSION OF THE VESSEL, ITS APPURTENANCES AND EQUIPMENT, THEREBY SUBJECTING THE BORROWER (EXPRESSLY INCLUDING, IF APPLICABLE, ITS OFFICERS AND DIRECTORS) TO ALL FINES, PENALTIES AND ACTIONS WHICH THE GOVERNMENT DEEMS APPLICABLE AND APPROPRIATE. SHOULD THE BORROWER CONTINUE TO OPERATE, POSSESS OR CONTROL THE VESSEL CONTRARY TO THE GOVERNMENT'S DIRECTIONS AND THE PROVISIONS HEREIN, THEN THE

                                       11
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Article VII, Default (continued)

     GOVERNMENT SHALL, IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES AT LAW AND IN EQUITY, BE ENTITLED TO A TEMPORARY RESTRAINING ORDER AND/OR ORDER FOR INJUNCTIVE RELIEF NECESSARY TO GAIN COMPLIANCE HEREWITH, IN ADDITION TO EXPRESSLY CONSENTING THAT THE INJURY AND DAMAGE RESULTING FROM BREACH HEREOF WOULD BE IMPOSSIBLE TO MEASURE MONETARILY, BORROWER EXPRESSLY WAIVES ANY DEFENSE BASED UPON AN ALLEGED EXISTENCE OF AN ADEQUATE REMEDY AT LAW.

     (d) Foreclose this Mortgage pursuant to the terms and provisions of the 46 USC, Chapter 313, or by other judicial process as may be provided in the statutes; and

     (e) In addition to any and all other rights, powers, and remedies elsewhere in this Mortgage or by law granted to and conferred upon the Government, sell the Vessel upon such terms and conditions as it may deem to be for its best advantage, including the right to sell and dispose of the Vessel free from any claim of or by the Borrower, at public sale, by sealed bids or otherwise, after first giving notice of the time and place of sale, with a general description of the property by first publishing notice of any such sale for ten (10) consecutive days, except Sundays, in some newspaper of general circulation at the place designated for such sale, and by mailing notice of such sale to the Borrower at its last known address; such sale may be held at such place and at such time as the Government in such notice may have specified, or may be adjourned by the Government from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice of publication and the Government may make any such sale at the time and place to which the same shall be so adjourned; and any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Government may deem to be for its best advantage, and the Government may become the purchaser at any such sale, and shall have the right to credit on the purchase price any or all sums of money due to the Government under the Promissory Note, or otherwise hereunder. THE BORROWER EXPRESSLY AGREES AND ACKNOWLEDGES THAT SALE OF THE VESSEL PURSUANT TO THIS SECTION WILL NOT (NOTWITHSTANDING FEDERAL OR STATE LAW TO THE CONTRARY, IF ANY,) IMPAIR OR LIMIT THE GOVERNMENT'S LEGAL RIGHT TO COLLECT FROM THE BORROWER ANY DEFICIENCY REMAINING AFTER THE SALE. IF ANY SUCH FEDERAL OR STATE LAWS OR LEGAL PRECEDENTS MAY BE CONSTRUED TO LIMIT THE GOVERNMENT'S RIGHTS TO COLLECTION OF SAID DEFICIENCY FROM THE BORROWER, THEN BORROWER HEREBY EXPRESSLY WAIVES, RELINQUISHES AND FOREVER GIVES UP THE RIGHT TO AVAIL ITSELF OF SUCH LAWS AND/OR DEFENSES.

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Article VII, Default (continued)

     (d) RETAKE AND/OR SELL THE EQUIPMENT WITHOUT LEGAL PROCESS as provided by the Real Estate Mortgages, Security Agreements, and Preferred Ship Mortgage, or any other document which has been executed by or on behalf of the Borrower; and

        ARTICLE VIII: TITLE XI FINANCIAL AGREEMENT GOVERNS; SEVERABILITY

1. To the extent that any of the terms and conditions of this Financial Agreement are inconsistent or in contradiction with the terms and conditions of any other agreement between the Government and the Borrower, including but not limited to previously executed Title XI Financial Agreements, then the terms of this Financial Agreement shall govern, otherwise, all such terms and conditions of such other agreements will continue with full force and effect.

2. The unenforceability or invalidity of any provision(s) of this Title XI Financial Agreement shall not render any other provision(s) herein unenforceable or invalid.

                          ARTICLE IX: POWER OF ATTORNEY

Borrower hereby irrevocably appoints the Government the true and lawful attorney of the Borrower, in its name and stead to execute any other document necessary to perfect the Government's security interests regarding this transaction and/or all aspects of the FFP Debt.

                 ARTICLE X: ENVIRONMENTAL HAZARD INDEMNIFICATION

Borrower and Guarantor hereby agree to the following with respect to any environmental hazards or contamination associated with the Collateral:

1. At closing, Borrower must certify in writing that, to the best of its knowledge, there are currently no defects or environmental hazards on or about the Collateral. Notwithstanding this, at closing, Borrower and Guarantor will execute a Certification and Indemnification Agreement Regarding Environmental Matters which provides that they shall, jointly and severally, be liable for any and all contamination, cleanup, and environmental actions against the Collateral and that they are, jointly and severally, liable for all costs and claims associated with or resulting from any claim, cleanup, or lien imposed against any of the Collateral.

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Article X, ENVIRONMENTAL INDEMNIFICATION AGREEMENT (continued)

2. That Borrower and Guarantor will hold the Government harmless from any claim or duty arising from environmental defects or hazards associated with the Collateral.

In the event this loan is not closed because of the discovery of such defects or environmental hazards previously unknown to Borrower, the Government will refund the commitment fee less all costs incurred by the Government in attempting to close.

IN WITNESS WHEREOF, the Borrower and the Guarantor have executed this Title XI Financial Agreement.

                                GOVERNMENT:

                                UNITED STATES OF AMERICA
                                Acting by and through the Secretary of Commerce National Oceanic and Atmospheric Administration National Marine Fisheries Service
                                Financial Services Division


                                By:                 /s/
                                   ---------------------------------------------

                                Title: Chief, Financial Services Branch
                                       --------------------------------
                                          Southeast Region
                                          ----------------

                                Date:   October 19, 2001
                                        ----------------

                                           BORROWER: OMEGA PROTEIN, INC.
Attest:


By:    /s/ Robert W. Stockton              By:       /s/ Clark A. Haner
      --------------------------                  ---------------------

Title: Executive Vice President            Title: Controller & Assistant
       -------------------------                 -----------------------
Chief Financial Officer                    Treasurer
--------------------------------           ---------
and Secretary
--------------------------------

Date: October 19, 2001                         Date: October 19, 2001


(SEAL)

                                            GUARANTOR: OMEGA PROTEIN CORPORATION

Attest:


By:      /s/ Clark A. Haner                By:      /s/ Robert W. Stockton
    ----------------------------                --------------------------

Title: Controller and                      Title: Executive Vice President
       --------------                             ------------------------
Assistant Treasurer                        Chief Financial Officer and
---------------------                      -------------------------------
                                           Secretary
                                           -------------------------------

Date: October 19, 2001                     Date: October 19, 2001


(SEAL)

                                    ----------------------------------
                                    Notary Public

     My commission expires:
                           ----------------------------

NOTARY AFFIX SEAL HERE!

                                    EXHIBIT A

                     To Virginia Real Property Deed of Trust
                     ---------------------------------------

                                Legal Description
                                -----------------

     All of those eighteen (18) certain lots, pieces or parcels of land, together with all improvements thereon and all appurtenances thereunto appertaining, situate, lying and being in Fairfields Magisterial District, Northumberland County, Virginia, more particularly described as follows:

PARCEL ONE: Containing five and forty-three one-hundredths acres, more or less,
----------
being the same land that was conveyed to Edna V. Crowther by Albert Morris, et al, by deed bearing date the 16th day of April, 1906, of record in the Clerk's Office of the Circuit Court of Northumberland County, Virginia, in Deed Book "Q", at Page 556 and is described therein as follows:

"Beginning at a post on the shore of Cockrell's Creek, a corner with the land this day conveyed to the Morris Fisher Company by the parties of the first part and running thence N 26 1/2 E 9.82 chains across point and pond to a post on the shore of Cockrell's Creek, a corner with the land this day conveyed to Morris Fisher Company as aforesaid, thence S 89 3/4 E 1.77 chains around the shore of Cockrell's Creek to a post a corner with the "Browns' Point" land; thence S 75 1/8 E. 2.77 chains along the line of said "Brown's Point" land to a post a corner with the land this day conveyed by the parties of the first part to John
P. Crowther, thence S 26 1/2 W. 14.59 chains across point to a post in a marsh, a corner with the land this day conveyed to John P. Crowther, as aforesaid, and a side line with the Haynie Snow Company; thence S. 88 3/4 W 35 chains to a marked cedar tree; thence N 86 1/4 W 74 chains to a post on the shore of Cockrell's Creek, a corner with the land of the Haynie Snow Company; thence up and around the shore of Cockrell's Creek following the meanderings thereof the following courses and distances: N 1 W 2.28 chains, N 15 3/8 W 1.11 chains, N 32 7/8 W 1.88 chains to point of beginning."

PARCEL TWO: Containing nine and thirty-five one hundredths acres more or less,
----------
as aforesaid, being the same land that was conveyed to John P. Crowther by Albert Morris, et al, by deed bearing date 16th day of April, 1906, and of record in the Clerk's Office aforesaid in Deed Book "Q" at Page 558; and is described therein as follows:

"Beginning at a post in marsh, a corner with the land this day conveyed by the parties of the first part to Edna V. Crowther and on a side line with the land of Haynie Snow Company and running thence S 89 3/8 E 8.39 chains along the land of Haynie Snow Company and John A. Haynie, to a post; thence N 19 1/2 E 12.86 chains to a post, near corner of barn, and on a side line with the "Browns' Point" land, thence N 81 1/2 W 6.09 chains along line of "Browns' Point" land to a post a corner with land this day conveyed by parties of the first part to Edna
V. Crowther; thence S 26 1/2 W 14.59
chains along the line of the land of Edna v. Crowther to the point of beginning." PARCEL THREE: Containing eight and one-half (8 1/2) acres, but was
            ------------
sold and is hereby conveyed not by the acre, but in gross, be the area thereof however so much more or however so much less than is above stated, and is bounded as follows, to-wit: On the north, west and south by the waters of Cockrell's Creek, and on the east by the land formerly of Edna V. Crowther, and is the identical lot or tract of land which was conveyed to Wilmer E. Davis by deed from Northumberland Fisheries, Incorporated, bearing date on December 20, 1935, reference to which said deed and to deeds and papers therein mentioned, is hereby especially made for a more full and complete description of the lot or tract of land hereby conveyed.

The said Parcels One, Two and Three are the identical parcels as were conveyed unto Menhaden Fisheries, Inc., by deed of Menhaden Products Co., Inc. dated April 27, 1984, duly recorded in the Clerk's Office aforesaid in Deed Book 238, at Page 33.

PARCEL FOUR: Containing 1.70 acres, be the same however ever so much more or
-----------
less, and being more particularly shown and described as "R.O. Dawson", on that certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil and Guano Company, Incorporated" dated December 29, 1958, made by Charles E. Tomlin, Jr., Certified Land Surveyor, which plat was duly filed in the Clerk's Office aforesaid on February 12, 1959, in Plat Book 1, at Page 186, to which plat reference is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Being the identical property which was conveyed unto Zapata Haynie Corporation by deed of Erma Gladys Cockrell, et vir, et al, dated March 11, 1975, duly
                                 -- ---  -- --
recorded in the Clerk's Office aforesaid in Deed Book 174, at Page 476.

PARCEL FIVE: Containing one acre by estimation, be the same ever so much more or
-----------
less, being more particularly shown and described in part as "D.F. Wood" on the aforesaid plat of survey entitled, "Boundary Survey of the land of Reedville Oil and Guano Company, Incorporated", and being further described with reference to a plat of survey entitled, "Boundary Survey of the Land of Zapata Haynie Corporation" dated January 23, 1975, made by Warren R. Keyser, Certified Land Surveyor, as follows: Beginning at a pipe along the center line of a ravine or marsh, a corner with land of Zapata Haynie Corporation; thence North 06 degrees 41' 43" East along the line of Zapata Haynie Corporation a distance of 227.20 feet to a pipe, thence South 87 degrees 15' 37" West along line of Zapata Haynie Corporation a distance of 204.42 feet to a pipe; thence South 88 degrees 37' 37" East along the land of Zapata Haynie Corporation a distance of 136.53 feet to a pipe; thence South 22 degrees 08' 37" East along the land of Zapata Haynie Corporation a distance of 90.47 feet to a pipe in the center of a marsh or ravine; thence South 42 degrees 27' 23" West along the center line of the marsh or ravine to a point in a pond; thence South 80 degrees 17' 53" West along the approximate center line of the pond, marsh or ravine to a pipe, the point of beginning, said parcel being shown as "D.F. Woods" on said plat.

Being the identical property which was conveyed unto Zapata Haynie Corporation by deed of

William Henley Lee, Jr., et ux, et al, dated December 30, 1982, duly recorded in
                         -- --  -- --
Deed Book 226, at Page 441 in the Clerk's Office aforesaid.

PARCEL SIX: Containing 16.6 acres, but conveyed in gross and not by the acre, as
----------
is more fully shown on the plat of survey prepared by Charles E. Tomlin, Jr., Certified Land Surveyor, dated May 23, 1978, entitled, "Boundary Survey of Zapata Haynie Corp." which plat is duly recorded in the Clerk's Office aforesaid in Deed Book 196, at Pages 560, 561, reference to which is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Together with a right of way along the existing private road extending from the southeasterly corner of the property described as Parcel Six to Virginia State Highway Route No. 659, for purposes of ingress and egress to and from the property herein conveyed and the State Highway.

Being the identical property which was conveyed unto Zapata Haynie Corporation by deed of Cecil Jett Haynie and Reba S. Haynie, husband and wife, dated May 25, 1978, duly recorded in the Clerk's Office aforesaid in Deed Book 196, at Page 558.

PARCEL SEVEN: Containing 16.837 acres, be the same however so much more or less,
------------
this conveyance being made in gross and not by the acre, and being more particularly shown and described as Parcels "B" and "C" containing 0.187 acres and 16.65 acres respectively, on that certain plat of survey entitled, "Plat of 3 Parcels of land Located about 0.77 of a Mile South of Tibitha, in the Fairfield District, Northumberland County, Virginia", made by Robert L. Downing, Certified Land Surveyor, dated March 31, 1978, revised April 11, 1978, duly recorded in the Clerk's Office aforesaid in Deed Book 197, at Page 214, reference to which plat is hereby made for a further and more accurate description of the real estate herein conveyed.

This conveyance is made expressly subject to all easements, restrictions, covenants and conditions of record to the extent that they may lawfully affect the property hereby conveyed, including, without limitation, the easement of right of way for Virginia State Highway Route No. 684, as the same is shown on the aforesaid plat.

Being in part a portion of the property which was conveyed unto Zapata Haynie Corporation by deed of Joseph C. Jett, Jr., and Violett Best Jett, husband and wife, dated April 24,1978, duly recorded in Deed Book 196, at Page 216, together with that certain small portion of land acquired in a certain deed of exchange dated May 8, 1978, by and between Zapata Haynie Corporation and John B. Lowry and Barbara W. Lowry, husband and wife, duly recorded in Deed Book 197, at Page 210.

PARCEL EIGHT: Containing approximately 14.53 acres, be the same however ever so
------------
much more or less, this conveyance being made in gross and not by the acre, and being all that remains of a certain 21.74 acre tract more particularly shown and described on a certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil and Guano Company, Incorporated", dated January 12, 1966, duly recorded in the Clerk's Office aforesaid in Deed Book 131, at Page 250-A, LESS

AND EXCEPT HOWEVER that certain 7.2122 acre tract conveyed to Reedville Sanitary District by deed of Zapata Haynie Corporation dated September 23, 1977, duly recorded in the Clerk's Office aforesaid in Deed Book 210, at Page 344.

Being the designated portion of that certain real estate which was conveyed unto Reedville Oil & Guano Company, Incorporated by deed of Earl Robertson Evans, et
                                                                             --
ux, dated February 4, 1966, duly recorded in Deed Book 131, at Page 249, in the
--
Clerk's Office aforesaid.

PARCEL NINE: Containing 2.400 acres as more particularly shown and described on
-----------
that certain plat of survey entitled, "Boundary Survey of the Land of Haynie Products, Inc.", dated October 24, 1972, made by Warren R. Keyser, Certified Land Surveyor, a copy of which plat of survey is duly recorded in the Clerk's Office aforesaid in Deed Book 162, at Page 342-A, reference to which plat is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Being the identical property which was conveyed unto Haynie Products, Inc., by deed of Daisy K. Fisher, widow, dated December 22, 1972, duly recorded in Deed Book 162, at Page 341, in the Clerk's Office aforesaid.

PARCEL TEN: Containing 10.8 acres, be the same however ever so much more or
----------
less, the same being conveyed in gross and not by the acre, and being more particularly shown and described on a certain plat of survey made by Charles E. Tomlin, Jr., Certified Land Surveyor, dated December 11, 1958, a copy of which plat of survey is duly recorded in the Clerk's Office aforesaid in Plat Book 1, at Page 178, reference to which plat of survey is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Together with a perpetual easement of right of way over, upon and across the twenty (20) foot right of way as shown on the aforesaid plat lying along the southeasterly boundary of the property hereby conveyed.

Being the identical property which was conveyed unto Reedville Oil & Guano Company, Incorporated, by deed of Earl Robertson Evans and Louise McKenney Evans, husband and wife, dated December 26, 1958, duly recorded in the Clerk's Office aforesaid in Deed book 109, at Page 267.

PARCEL ELEVEN: Containing 4.6 acres, be the same however ever so much more or
-------------
less, this conveyance being made in gross and not by the acre, and being more particularly shown and described as "Lot 9" surveyed January 26, 1959, on a certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil & Guano Company, Incorporated", made by Charles E. Tomlin, Jr., Certified Land Surveyor, dated January 31, 1959, a copy of which plat of survey is duly recorded in the Clerk's Office aforesaid in Plat Book 1, at Page 185, reference to which plat is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Together with and subject to a certain twenty (20) foot wide easement of right of way leading from Virginia State Highway Route No. 659, as shown on the said plat of survey, the use of which right of way shall be in common with all others lawfully entitled to the use thereof.

Being the identical property which was conveyed unto Reedville Oil & Guano Company, Incorporated by deed of Nellie Mae Jenkins, widow, dated January 31, 1959, duly recorded in the Clerk's Office aforesaid in Deed Book 109, at Page 342.

PARCEL TWELVE: Containing 2.6 acre, be the same however ever so much more or
-------------
less, this conveyance being made in gross and not by the acre, and being more particularly shown and described as "Lot 1", on that certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil & Guano Company, Incorporated", made by Charles E. Tomlin, Jr., Certified Land Surveyor, dated December 29, 1958, filed in the Clerk's Office aforesaid on February 12, 1959, in Plat Book 1, at Page 186, reference to which plat of survey is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Being the identical property which was conveyed unto Reedville Oil & Guano Co., Incorporated, by deed of Seaboard Oil and Guano Company, Incorporated, dated March 17, 1913, duly recorded in the Clerk's Office aforesaid in Deed Book W, at Page 247.

PARCEL THIRTEEN: Containing 4.34 acres, be the same however ever so much more or
---------------
less, this conveyance being made in gross and not by the acre, and being more particularly shown and described as "Lot 2", on that certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil & Guano Company, Incorporated", made by Charles E. Tomlin, Jr., Certified Land Surveyor, dated December 29, 1958, filed in the Clerk's Office aforesaid on February 12, 1959 in Plat Book 1, at Page 186, reference to which plat of survey is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Being the identical property which was conveyed unto Reedville Oil & Guano Company, Incorporated, by deed of Raymond L. Haynie, et ux, et al, dated
                                                     -- --  -- --
February 23, 1931, duly recorded in the Clerk's Office aforesaid in Deed Book KK, at Page 64.

PARCEL FOURTEEN: Containing .69 of an acre and more particularly shown and
---------------
described as "Lot 3" on that certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil & Guano, Incorporated", dated December 29, 1958, made by Charles E. Tomlin, Jr., Certified Land Surveyor, which plat of survey was filed in the Clerk's Office aforesaid on February 12, 1959 in Plat Book 1, at Page 186, reference to which plat of survey is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Being the identical property which was conveyed unto Reedville Oil & Guano Company, Incorporated be deed of Daniel F. Haynie and Cora E. Haynie, his wife, dated January 5, 1934, duly recorded in Deed Book LL, at Page 196 in the Clerk'sOffice aforesaid.

PARCEL FIFTEEN: Containing 1.86 acres and more particularly shown and described
--------------
as "Lot 4" on that certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil & Guano Company, Incorporated", dated December 29, 1958, made by Charles E. Tomlin, Jr., Certified Land Surveyor, a copy of which plat of survey was filed for record in the Clerk's Office aforesaid on February 12, 1959, in Plat Book 1, at Page 186, reference to which plat of survey is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Being the designated parcel conveyed unto Reedville Oil & Guano Company, Incorporated, by deed of Ruth Haynie Page, widow, et al; dated December 4, 1951,
                                                  -- --
duly recorded in the Clerk's Office aforesaid in Deed Book 96, at Page 169.

PARCEL SIXTEEN: Containing 3.17 acres and more particularly shown and described
--------------
as "Lot 5" on that certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil & Guano Company, Incorporated", dated December 29, 1958, made by Charles E. Tomlin, Jr., Certified Land Surveyor, filed for record in the Clerk's Office aforesaid on February 12, 1959 in Plat Book 1, at Page 186, reference to which plat of survey is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Being the designated tract which was conveyed unto Reedville Oil & Guano Company, Incorporated, by deed of Ruth Haynie Page, widow, et al, dated December
                                                           -- --
4, 1959, duly recorded in the Clerk's Office aforesaid in Deed Book 96, at Page 169.

PARCEL SEVENTEEN: Containing 1.75 acres and more particularly shown and
----------------
described as "Lot 6" on that certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil and Guano Company, Incorporated", dated December 29, 1958, made by Charles E. Tomlin, Jr., Certified Land Surveyor, filed for record in the Clerk's Office aforesaid on February 12, 1959, in Plat Book 1, at Page 186, reference to which plat of survey is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Being the identical property which was conveyed unto Reedville Oil & Guano Company, Inc. by deed of Raymond O. Dawson, et ux, dated October 28, 1954, duly
                                            -- --
recorded in Deed Book 100, at Page 495 in the Clerk's office aforesaid.

PARCEL EIGHTEEN: Containing 2.67 acres, being more particularly shown and
---------------
described as "Lot 7" on that certain plat of survey entitled, "Boundary Survey of the Land of Reedville Oil & Guano Company, Incorporated", dated December 29, 1958, made by Charles E. Tomlin, Jr., Certified Land Surveyor, filed for record in the Clerk's Office aforesaid on February 12, 1959, in Plat Book 1, at Page 186, reference to which plat of survey is hereby expressly made for a further and more accurate description of the real estate herein conveyed.

Being the identical property which was conveyed unto Reedville Oil & Guano Company, Incorporated, by deed of John Webster Davenport, et ux, dated July 16,
                                                          -- --
1954, duly recorded in Deed Book 101, at Page 56, in the Clerk's Office aforesaid.

Parcels One through Eighteen hereinabove described are conveyed expressly subject to all easements, conditions, covenants and restrictions of record to the extent they may lawfully affect the subject property.

Reedville Oil & Guano Company, Incorporated had its name changed to Haynie Products, Inc. as more particularly set forth in a certain set of Articles of Amendment dated January 24, 1968, duly recorded in Charter Book 3, at Page 347 in the Clerk's Office aforesaid. Zapata Haynie Corporation was the successor by merger to Haynie Products, Inc., and Menhaden Fisheries, Inc. Zapata Haynie Corporation had its name changed to Zapata Protein (USA), Inc. as more particularly set forth in a certain set of Articles of Amendment dated March 31, 1994, recorded in the Clerk's Office aforesaid in Charter Book 5, at Page 401. Zapata Protein (USA). Inc. had its name changed to Omega Protein, Inc., as more particularly set forth in a certain set of Articles of Amendment dated March 4, 1998, recorded in the Clerk's Office of the State Corporation Commission for the Commonwealth of Virginia.